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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 28, 2000


                                  TELYNX, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                                0-19726                    94-3022377
------------------------------              ---------------            ---------------------
(State or other jurisdiction                (Commission                   (IRS Employer
     of incorporation)                      File Number)               Identification No.)



  6006 North Mesa Street, El Paso, Texas                                      79912
----------------------------------------                                      -----
(Address of principal executive offices)                                    (Zip Code)



       Registrant's telephone number, including area code: (915) 581-5828
                                                           --------------



                                  Cambio, Inc.
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On November 28, 2000, the Registrant's stockholders approved a change in the name of the Registrant from Cambio, Inc. to Telynx, Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c.  EXHIBITS.

     Exhibit No.              Description
     -----------              ------------
         99       Press Release announcing name change.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TELYNX, INC.



Date:  December 1, 2000                By /s/ Ali Al-Dahwi
                                          --------------------------------
                                          Ali Al-Dahwi
                                          President



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                                  EXHIBIT INDEX




     Exhibit No.              Description
     -----------              ------------
         99       Press Release announcing name change.